Exhibit 99.2

a	YETI ICR Conference 2019 ICR Conference 2019

YETI

SAFE HARBOR STATEMENT Disclaimer We are not making any representations or warranties, express or implied, with respect to the information (financial, business, legal or otherwise) contained in this presentation. No person has been authorized to give any information other than that contained in this presentation. Forward-Looking Statements This presentation, as well as other written or oral communications made from time to time by us, may contain certain forward-looking information. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance such as Adjusted EBITDA, net income, cash flows, liquidity and expectations regarding our customers, market, industry, business and operations, and are generally identifiable by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "plan," "intend," "target," "aim," "could," "would," "contemplate," "estimate," "continue," "goal," "objective," "predict," "potential," "seek," "positioned," "anticipate," "assume," "can have," "design," "due," "forecast," "likely," "might," or "project" or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances or effects, including the information set forth in the slide entitled "Long-Term Targets". These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, financial condition, performance or achievements to be materially different from any future results, financial condition, performance or achievements expressed or implied by such forward-looking statements.

Important factors to consider and evaluate in such forward-looking statements include, but are not limited to those set forth under the caption "Risk Factors" and elsewhere in our final prospectus filed with the Securities and Exchange Commission, or SEC, including: our ability to maintain and strengthen our brand and generate and maintain ongoing demand for our products; our ability to successfully design and develop new products; our ability to effectively manage our sales growth rate or profitability; our ability to expand into additional consumer markets, and our success in doing so; our ability to compete effectively in the outdoor and recreation market and protect our brand; problems with, or loss of, our third-party manufacturers and suppliers, or an inability to obtain raw materials; fluctuations in the cost and availability of raw materials, equipment, labor, and transportation and subsequent manufacturing delays or increased costs; our ability to accurately forecast demand for our products and our results of operations; our relationships with our independent retail partners, who account for a significant portion of our sales; the impact of natural disasters and failures of our information technology on our operations and the operations of our manufacturing partners; our ability to attract and retain skilled personnel and senior management, and to maintain the continued efforts of our management and key employees; and the impact of our indebtedness on our ability to invest in the ongoing needs of our business.These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, financial condition, performance or achievements. Accordingly, there can be no assurance that actual results or events will meet our expectations or will not be materially lower or less favorable than the results or events contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We do not undertake any obligation to update or revise these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures We present Adjusted EBITDA to help us describe our operating performance. Adjusted EBITDA is defined as net income before interest expense, income tax expense, depreciation and amortization expense, non-cash stock based compensation expense, early extinguishment of debt, asset impairment charges, investments in new retail locations and international market expansion, transition to Corlee majority  ownership, transition  to  the ongoing senior management team, and transition to a public company. Our presentation of Adjusted EBITDA is intended as a supplemental  measure of our performance that is not required by, or presented in accordance with, U.S. generally accepted accounting principles, or GAAP. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, earnings per share or any other performance measures derived in accordance with U.S. GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Our calculation of Adjusted EBITDA may differ from similar calculations disclosed by others in our industry. Our presentation of Adjusted EBITDA should not be construed to imply that our future results will be unaffected by these items. YETI

YETI Designs, Builds, and Markets Premium Outdoor Equipment That Fuels YETI’s Exceptional Lifestyle Brand

A RARE AND COMPELLING OPPORTUNITY 1 INFLUENTIAL, GROWING LIFESTYLE BRAND WITH A PASSIONATE FOLLOWING 2 MULTI-PRONGED STRATEGY ENABLING STRONG, SUSTAINABLE GROWTH 3 SUPERIOR DESIGN CAPABILITIES AND PRODUCT DEVELOPMENT 4 BALANCED OMNICHANNEL DISTRIBUTION STRATEGY 5 SCALABLE INFRASTRUCTURE IN PLACE TO SUPPORT GROWTH 6 STRONG, EXPERIENCED MANAGEMANT TEAM WITH DIVERSE BACKGROUNDS – 3 –

MULTI-PRONGED STRATEGY ENABLING STRONG, SUSTAINABLE GROWTH 1 EXPAND CONSUMER BASE AND ENGAGEMENT Deepen consumer engagement and build on existing marketing efforts to drive consumer base expansion 2 INTRODUCE NEW PRODUCTS TO EXISTING AND NEW CUSTOMERS Use proven NPD capabilities to expand existing product families and create new categories that reach incremental consumer demographics 3 ACCELERATE OTC AND CORPORATE SALES Grow sales across YETI.com, Amazon Marketplace, YETI retail stores, and corporate sales to expand connectivity to consumers 4 EXPAND INTERNATIONALLY Build on early successes in Canada and Australia, while driving growth in Japan and entering select European markets – 4 –

LONG-TERM TARGETS NET SALES GROWTH 10.0% - 15.0% GROSS MARGIN 50.0% – 52.0% ADJUSTED EBITDA MARGIN 1 19.0% - 22.0% EFFECTIVE TAX RATE 23.0% - 25.0% CAPITAL EXPENDITURE $35.0 million - $48.0 million The long-term targets presented above are not projections; they are goals/targets and are forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section and elsewhere in YETI’s final prospectus filed with the SEC. Nothing in this presentation should be regarded as a representation by any person that these goals/targets will be achieved and the Company undertakes no duty to update its goals/targets. 1 Adjusted EBITDA Margin is a forward-looking non-GAAP measure.  Reconciliation of this forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort, due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of items impacting comparability and the periods in which such items may be recognized.